                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE
Date:     March 27, 2003, 4:30 p.m. Eastern Time
Contact:  Anthony D. Borzillo
          Holiday RV Superstores
          954.522.9903



         HOLIDAY RV SUPERSTORES RECEIVES CONVERSION NOTICE OF DEBT HELD BY MAJORITY STOCKHOLDER; OWNERSHIP WOULD INCREASE TO OVER 90%;
                        PARTIES AGREE TO TAKE NO ACTION


         FT. LAUDERDALE, FL, MARCH 27, 2003 - HOLIDAY RV SUPERSTORES, INC. (RVEE.PK) announced today that its majority stockholder and senior lender has requested that the Company convert $150,000 in principal and $150,000 in accrued but unpaid interest owing under an outstanding convertible promissory note (the "Note") due from the Company into shares of the Company's common stock. The conversion price which is sought is $0.02 per share, which the noteholder asserts is the conversion price established in accordance with the terms of the Note. If the shares of common stock are issued on this basis, the majority stockholder's ownership of the Company's common stock would increase from approximately 69 percent to more than 90 percent. Were the Company to issue the shares of common stock subject to the conversion notice, thus increasing the majority stockholder's ownership interest to over 90 percent, the majority stockholder would be able to effect a "short form" merger in which the shares of common stock not owned by the majority stockholder could be acquired in exchange for consideration solely determined by the majority stockholder (subject only to dissenters' appraisal rights under Delaware corporate law).

         The Company has not yet issued the shares of common stock referenced in the conversion notice and is evaluating its rights, responsibilities and options. There can be no assurance as to the outcome of this matter.



                             Corporate Headquarters
        200 East Broward Boulevard, Suite 920 o Ft. Lauderdale, FL 33301
              Telephone: (954) 522-9903 o Facsimile (954) 522-9906

ABOUT HOLIDAY RV

Holiday RV operates retail stores in Florida, Kentucky, New Mexico and West Virginia. Holiday RV, the nation's only publicly traded national retailer of recreational vehicles and boats, sells, services and finances more than 90 RV brands.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR CERTAIN FORWARD-LOOKING STATEMENTS. THE STATEMENTS CONTAINED IN THIS NEWS RELEASE THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS BASED ON THE COMPANY'S CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE DEVELOPMENTS AND THEIR POTENTIAL EFFECTS ON THE COMPANY. THERE CAN BE NO ASSURANCE THESE EXPECTATIONS AND BELIEFS ABOUT FUTURE EVENTS ARE ACCURATE. ACTUAL RESULTS MAY DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES (SOME OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY) AND ARE SUBJECT TO CHANGE BASED UPON VARIOUS FACTORS. THESE FACTORS INCLUDE THE FOLLOWING: THE FACT THAT OUR AUDITORS HAVE EXPRESSED DOUBT CONCERNING OUR ABILITY TO CONTINUE AS A GOING CONCERN; OUR ABILITY TO OBTAIN SUFFICIENT WORKING CAPITAL FROM OPERATIONS AND OTHER SOURCES TO MEET OUR OPERATING REQUIREMENTS; OUR ABILITY TO SERVICE OUR DEBT, INCLUDING DEBT DUE ON DEMAND AND DEBT CURRENTLY IN DEFAULT; OUR ABILITY TO SUCCESSFULLY RESTRUCTURE OUR DEBT ON TERMS ACCEPTABLE TO THE COMPANY AND TO SERVICE SUCH RESTRUCTURED DEBT; OUR ABILITY TO OBTAIN NEW FLOOR PLAN FINANCING FOR FUTURE PURCHASES OF INVENTORY; OUR ABILITY TO MAINTAIN GOOD RELATIONSHIPS WITH OUR VENDORS AND CUSTOMERS; COMPETITION IN THE RV RETAIL MARKET, INCLUDING PRICING PRESSURES; AND GENERAL ECONOMIC FACTORS WHICH AFFECT THE RV INDUSTRY. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. FOR A MORE DETAILED DISCUSSION OF SOME OF THE ONGOING RISKS AND UNCERTAINTIES OF THE COMPANY'S BUSINESS, PLEASE SEE OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.







                             Corporate Headquarters
        200 East Broward Boulevard, Suite 920 o Ft. Lauderdale, FL 33301
              Telephone: (954) 522-9903 o Facsimile (954) 522-9906